Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
30.	Commitments and contingencies

(a)	Operating lease commitments

The Group leases facilities in the PRC under non-cancellable operating leases expiring on different dates. Payments under operating leases are expensed on a straight-line basis over the periods of the respective leases.

Total office rental expenses under all operating leases were RMB76,753, RMB62,211 and RMB50,206 for the years ended December 31, 2016, 2017 and 2018, respectively.

As of December 31, 2018, future minimum payments under non-cancellable operating leases consist of the following:

Office rental
RMB

2019	84,689
2020	53,609
2021	35,871
2022 and after	47,726
221,895

(b)	Capital commitments

As of December 31, 2018, the Group had outstanding capital commitments totaling RMB193,412 which consisted of capital expenditures related to properties and additional investments in equity investments.

(c)	Litigation

In October 2014, Guangzhou NetEase Computer System Co., Ltd. (“Guangzhou NetEase”) brought a copyright infringement claim against the Group in the Intermediate People’s Court of Guangzhou, alleging that the Group’s live game broadcasting program has infringed the copyright of one of their online games called Fantasy Westward Journey. The claimant is seeking RMB100 million for their potential damages, requesting YY to cease the copyright infringement practices and apologize publicly.

In November 2017, the local court passed a judgment requesting the Company to compensate such game publisher for its loss amounting to RMB20 million, as a result of the alleged copyright infringement. Based on its estimate as of December 31, 2017, the Company recorded an estimated loss contingency of RMB20 million in its financial statements. Up to the date of this report, there has been no judgment from the appellate court yet and the Group’s estimate on the loss contingency remained the same as last year.